UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2025
Outbrain Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Outbrain Inc. (the “Company”) on February 3, 2025 (the “Original Form 8-K”). The Original Form 8-K reported the completion of the Company’s acquisition (the “Acquisition”) of the issued and outstanding equity interests of TEADS (“Teads”) from Altice Teads S.A.

This Amendment No. 1 amends the Original Form 8-K to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.This Amendment No. 1 reports no other updates or amendments to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The audited consolidated financial statements of Teads as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 appearing in the section entitled “Index to Consolidated Financial Statements of Teads SA” in the Company’s Definitive Proxy Statement on Schedule 14A filed on October 31, 2024 are incorporated herein by reference as Exhibit 99.1.

The unaudited condensed interim consolidated financial statements of Teads as of September 30, 2024 and for the three and nine months ended September 30, 2024 and 2023 attached as Exhibit 99.2 to the Company’s second Form 8-K filed on February 3, 2025 are incorporated herein by reference as Exhibit 99.2.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of September 30, 2024, for the nine months ended September 30, 2024, and for the year ended December 31, 2023 are attached hereto as Exhibit 99.3 and incorporated by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte Audit S.à r.l.
99.1
Audited Consolidated Financial Statements of TEADS as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 (incorporated by reference to the Index to Consolidated Financial Statements of Teads in the Definitive Proxy Statement on Schedule 14A of the Company filed on October 31, 2024).

99.2
Unaudited Condensed Interim Consolidated Financial Statements of TEADS as of September 30, 2024 and for the three and nine months ended September 30, 2024 and 2023 (incorporated by reference to Exhibit 99.2 to the Company’s second Form 8-K filed on February 3, 2025).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of September 30, 2024, for the nine months ended September 30, 2024 and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBRAIN INC.
Date: February 24, 2025	By:	/s/ David Kostman
Name: David Kostman
Title: Chief Executive Officer

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